Variable Annuities Issued by Minnesota Life

Supplement dated May 1, 2026 to the following last effective prospectus for the following variable annuities:

●	MultiOption® Select Variable Annuity

Effective May 1, 2026, the following funds are added as available investment options:

●	American Funds® IS Growth-Income Fund - Class 2 Shares
●	American Funds® IS The Bond Fund of America - Class 2
●	Fidelity VIP® Index 500 Fund - Service Class 2
●	Goldman Sachs VIT Government Money Market Fund - Service Shares
●	LVIP Nomura U.S. Real Estate Fund - Service Class
●	LVIP SSgA Mid-Cap Index Fund - Service Class
●	Putnam VT Large Cap Growth class IB

Effective May 1, 2026, the name of Templeton Developing Markets VIP Fund, a series of Franklin Templeton Variable Insurance Products Trust (the “Trust”), is expected to be changed to “Templeton Emerging Markets VIP Fund”, subject to approval by the board of trustees of the Trust.

Effective December 1, 2025, the name of the following Macquarie Funds were renamed by replacing “Macquarie” with “Nomura”:

Current Fund Name	New Fund Name

Macquarie VIP Asset Strategy Series	Nomura VIP Asset Strategy Series

Macquarie VIP Balanced Series	Nomura VIP Balanced Series

Macquarie VIP Core Equity Series	Nomura VIP Core Equity Series

Macquarie VIP Global Growth Series	Nomura VIP Global Growth Series

Macquarie VIP International Core Equity Series	Nomura VIP International Core Equity Series

Macquarie VIP Science and Technology Series	Nomura VIP Science and Technology Series

Macquarie VIP Small Cap Growth Series	Nomura VIP Small Cap Growth Series

Macquarie VIP Smid Cap Core Series	Nomura VIP Smid Cap Core Series

Macquarie VIP Value Series	Nomura VIP Value Series

Note: The name of the Trust was not changed, and currently remains “Ivy Variable Insurance Portfolios”.

On December 22, 2025, Janus Henderson Group plc (“Janus Henderson”), the parent company of the Portfolios’ investment adviser, Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) announced that they have entered into a definitive agreement under which Janus Henderson will be acquired by Trian and General Catalyst (the “Transaction”). The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders.

Effective May 1, 2026, The SFT Macquarie Growth Fund and the SFT Macquarie Small Cap Growth Fund changed its name to the SFT Nomura Growth Fund and SFT Nomura Small Cap Growth Fund. All references to the SFT Macquarie Growth Fund and SFT Macquarie Small Cap Growth Fund are hereby replaced with SFT Nomura Growth Fund and SFT Nomura Small Cap Growth Fund, respectively.

Retain this supplement for future reference.